Exhibit 99.1

Drilling Tools International, a Leading Oilfield Services Company, to List on Nasdaq through Business Combination with ROC Energy Acquisition Corp.

•	Drilling Tools International Holdings, Inc. (“DTI” or the “Company”) has entered into a definitive business combination agreement with ROC Energy Acquisition Corp. (“ROC”) (Nasdaq: ROC). Upon closing, the combined company (the “Combined Company”) will be listed on the Nasdaq under the new ticker “DTI”.

•	Headquartered in Houston, Texas, with roots dating back to 1984, DTI manufactures and provides a differentiated, rental-focused offering of tools used for horizontal and directional drilling. DTI has been majority owned by an affiliate of Hicks Equity Partners LLC and led for almost 10 years by CEO Wayne Prejean and an experienced management team.

•	DTI expects to achieve strong EBITDA margins of over 30% in 2022 and 2023 with consistent free cash flow generation, supported by its leading scale, market position and blue-chip customer base.

•	The transaction implies an enterprise value of approximately $319 million, which equates to 5.5x projected 2023 adjusted EBITDA of $58 million and 7.8x estimated 2022 adjusted EBITDA of $41 million; an attractive entry valuation multiple for investors.

•	The transaction is expected to provide net cash proceeds of up to approximately $217 million, including approximately $209 million of cash from ROC’s trust account, before the impact of potential redemptions therefrom, and $45 million of cash from a common stock PIPE, which is expected to include meaningful participation by Fifth Partners, an affiliate of ROC’s sponsor.

•	Hicks Equity Partners and other existing DTI shareholders will reinvest over 95% of their equity holdings into the Combined Company to maximize cash on balance sheet.

•	DTI’s streamlined capital structure positions it to lead consolidation of the small-cap oilfield services market. DTI expects to benefit from a zero-debt balance sheet and a robust cash position, with common equity only and no warrants. The transaction is expected to close in the second quarter of 2023.

•	DTI has a proven acquisition history and a strong pipeline of acquisition targets, which it expects to further pursue with the proceeds raised from this transaction.

HOUSTON AND DALLAS, TEXAS – (February 14, 2023) — Drilling Tools International Holdings, Inc. (“DTI” or the “Company”), a leading oilfield services company that rents downhole drilling tools used in horizontal and directional drilling, and ROC Energy Acquisition Corp. (“ROC”) (Nasdaq: ROC), a publicly traded special purpose acquisition company, today announced a definitive agreement for a business combination that will result in DTI becoming a U.S. publicly listed company. Upon closing of the transaction, the combined company (the “Combined Company”) is expected to be listed under the new ticker symbol “DTI.”

Leading Provider of Downhole Rental Tools to the Land and Offshore Drilling Markets

DTI is a leading oilfield services company that manufactures and rents downhole drilling tools used in horizontal and directional drilling of oil and natural gas wells. DTI’s success is supported by its ability to meet its customer demand with operations from 22 locations in North America, Europe and the Middle East; with over 65,000 tools in its fleet including drill collars, stabilizers, crossover subs, wellbore conditioning tools, drill pipe, and tubing. DTI also rents surface control equipment such as blowout preventers and handling tools, and provides downhole products for producing wells.

There are a limited number of competitors in the oil and gas drilling rental tools industry, with most described as local and regional players. Most E&P and oilfield service companies rent tools, as opposed to owning them, because of the many factors that affect which tools are needed for a specific task, such as different formations, drilling methodologies, drilling engineer preferences, drilling depth and hole size. As a result, DTI possesses an advantage over competitors due to its significant scale, geographic reach, large tool inventory, and strong management team, enabling it to serve a blue-chip customer base including: SLB, Baker Hughes, Halliburton, OXY, EOG Resources, ExxonMobil, Chevron, ConocoPhillips, and Phoenix Technologies.

In addition, DTI is able to leverage several differentiating strengths which include:

●	Large Fleet of Rental Tools to Address Customer Needs: DTI maintains a large fleet that is dispersed across all major oil and gas producing regions of North America, Europe and the Middle East. Large, high-quality customers expect rental tool companies to meet all their tool needs, which without a sizeable rental tool fleet and competitive geographic reach, smaller providers cannot secure those large contracts. The sheer number of tool variations and the substantial cost to replicate a rental tool fleet serve as a barrier to entry for new competitors in the downhole rental tool industry.

●	Master Service Agreements with Leading Blue-Chip Customers: Master Service Agreements (“MSAs”) are required by many of DTI’s leading E&P and oilfield service company customers. MSAs are only obtained by demonstrating a record of safety, repeatable processes and procedures and, in some cases, industry certifications. DTI has over 300 MSAs with leading E&P operators and oilfield service companies, possessing all the certifications required by its customers, as well as offering a robust quality assurance department and the ability to regularly satisfy customer audits.

●	Wide and Diverse Distribution Network: DTI’s scale provides an advantage as it is able to service customers across a global footprint, with a strategic operational footprint capable of servicing all major North American oil and gas basins. Most of DTI’s facilities operate 24 hours per day, 365 days per year, and many are equipped with computerized machining and robotic welding capabilities to facilitate in-house tool repair, which maximizes turnaround time and minimizes downtime.

●	COMPASS Inventory Management System: COMPASS (Customer Order Management Portal and Support System) is a proprietary inventory and order management system, enabling customers to place orders online, efficiently place repeat orders, obtain updates on tool orders and account status, and access customized automated scheduling reports. COMPASS helps maximize fleet utilization, enabling managers to identify underutilized tools or “right size” the rental tool fleet, ultimately increasing rental tool use and maximizing return on capital. This approach has contributed to the Company’s track-record of performance, including positive and growing profitability.

●	Experienced Management Team: DTI is led by oil and gas industry veterans with experience spanning many decades, industry cycles and segments of the oil and gas industry. The Company’s senior leadership team has a combined tenure of over 100 years of oilfield service industry experience, led by Wayne Prejean with more than 40 years.

In addition, DTI has a well-established M&A track record, and has identified a full pipeline of acquisition targets, which the Company expects to further pursue with the proceeds raised from this transaction. Many of DTI’s targets address near-term strategic priorities for the Company, and management believes it is well positioned to attain purchase prices that present accretive valuation metrics, leveraging its unique market position, management experience and established relations. Since 2012, DTI has executed and successfully integrated corporate and asset acquisitions, including a large asset purchase from SLB and acquisitions of Reamco Inc. and Premium Tool Rentals, among others.

DTI anticipates it will be able to leverage its strengths to achieve a revenue CAGR of 34% from 2020 through 2023. This future growth is expected to be supported by DTI’s efforts to maximize profitability of its core rental tool business, commercialize new high-value rental tools that make the drilling process more efficient, extend the Company's reach into other segments of a well’s lifecycle such as completion and production, and expand geographically.

The Company anticipates continued growth, with 2022 and 2023 revenue forecast to be approximately $130 million and $164 million respectively; and 2022 and 2023 adjusted EBITDA forecasts of approximately $41 million and $58 million, respectively. ROC believes that an investment in DTI presents a compelling opportunity at an approximate 33% discount to its peers’ 2023 adjusted EBITDA multiples.

Wayne Prejean, President and Chief Executive Officer of DTI, said, “Drilling Tools’ merger with ROC represents a transformative opportunity for the Company and will enable us to be more responsive to the needs of our customers. This transaction will help us grow our core business and facilitate our plan to expand via acquisitions into new markets and emerging technologies. In addition, this transaction will enable DTI to implement long term plans to align with its long-term customers’ needs for additional tools and services. We are also pleased this will provide our employees new opportunities for career development as we grow and require more resources to manage the business.”

Daniel Kimes, Chief Executive Officer of ROC, added, “DTI is a market leader in its segment and has a platform poised for multiple avenues of growth. The Company has a phenomenal management team that has built a highly profitable and durable business. We believe macro trends favor significant increases in oil and gas activity levels, and DTI stands to benefit as a result. We are excited to partner with the team as they become a public company.”

Transaction Overview

The business combination implies a combined pro forma enterprise value of approximately $319 million, which equates to 5.5x projected 2023 adjusted EBITDA of $58 million and 7.8x estimated 2022 adjusted EBITDA of $41 million, an attractive entry valuation multiple for investors.

The transaction is expected to provide net cash proceeds of up to approximately $217 million, including approximately $209 million of cash from ROC’s trust account, before the impact of potential redemptions therefrom, and $45 million of cash from a common stock PIPE, which is expected to include meaningful participation by Fifth Partners, an affiliate of ROC’s sponsor. Hicks Equity Partners and other existing DTI shareholders will reinvest over 95% of their equity holdings into the Combined Company for maximum cash on balance sheet.

DTI’s streamlined capital structure positions the Company to lead the consolidation of the small-cap oilfield services market. DTI expects to benefit from a zero-debt balance sheet, a robust cash position, with common equity only and no warrants.

The Boards of Directors of each of DTI and ROC have unanimously approved the transaction. The transaction will require the approval of the stockholders of ROC and is subject to satisfaction or waiver of the conditions stated in the merger agreement and other customary closing conditions, including the receipt of certain regulatory approvals. The transaction is expected to close in the second quarter of 2023.

Additional information about the proposed transaction, including a copy of the merger agreement and investor presentation, will be provided in a Current Report on Form 8-K to be filed by ROC with the Securities and Exchange Commission (“SEC”) and will be available on the Drilling Tools investor relations page at http://www.drillingtools.com/investors and at www.sec.gov. More information about the proposed transaction will also be described in ROC’s proxy statement/prospectus relating to the business combination, which it will file with the SEC.

Advisors

Jefferies LLC is serving as capital markets advisor and private placement agent to ROC Energy Acquisition Corp. Kirkland & Ellis LLP is serving as legal counsel for Jefferies LLC.

EarlyBirdCapital, Inc. is serving as financial advisor to ROC Energy Acquisition Corp.

Bracewell LLP is serving as legal advisor to Drilling Tools International. Winston & Strawn LLP is serving as legal advisor to ROC.

About Drilling Tools International

Drilling Tools International is a Houston, Texas based leading oilfield services company that rents downhole drilling tools used in horizontal and directional drilling of oil and natural gas wells. Drilling Tools operates from 22 locations across North America, Europe and the Middle East. To learn more about Drilling Tools visit: www.drillingtools.com.

About ROC Energy Acquisition Corp.

ROC is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. While ROC may pursue an acquisition in any business industry or sector, it has concentrated its efforts on the traditional energy sector in the U.S. ROC is led by Chief Executive Officer Daniel Jeffrey Kimes and Chief Financial Officer Rosemarie Cicalese. To learn more, visit: https://rocspac.com.

About Hicks Equity Partners

Hicks Equity Partners (“HEP”) is the private equity arm of Hicks Holdings LLC, a holding company for the Thomas O. Hicks family assets. With 40 years of private equity experience, Mr. Hicks pioneered the “buy and build” strategy of investing and founded Hicks Muse Tate & Furst, which raised more than $12 billion of private equity across six funds and completed over $50 billion of leveraged acquisitions. HEP looks for established companies with proven track records, strong free cash flow characteristics, a strong competitive industry position and an experienced management team looking to partner with long-term capital.

Forward-Looking Statements

This press release may include, and oral statements made from time to time by representatives of DTI, ROC, and the Combined Company may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding the proposed business combination and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to DTI, ROC, or the Combined Company, or their respective management teams, identify forward-looking statements. These forward-looking statements also involve significant risks and uncertainties, some of which are difficult to predict and may be beyond the control of DTI, ROC, and the Combined Company, that could cause the actual results to differ materially from the expected results. Factors that may cause such differences include, but are not limited to: (1) the outcome of any legal proceedings that may be instituted in connection with any proposed business combination, (2) the inability to complete any proposed business combination, (3) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete any business combination, (4) the risk that any proposed business combination disrupts current plans and operations, (5) the inability to recognize the anticipated benefits of any proposed business combination, which may be affected by, among other things, competition, the ability of the Combined Company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain key employees, (6) costs related to any proposed business combination, (7) the ability to meet stock exchange listing standards at or following consummation of the business combination, (8) changes in applicable laws or regulations, (9) the possibility that DTI or the Combined Company may be adversely affected by other economic, business, and/or competitive factors, (10) the impact of the global COVID-19 pandemic, and (11) other risks and uncertainties separately provided to you and indicated from time to time described in filings and potential filings by DTI, ROC, or the Combination Company with the SEC. In addition, there will be risks and uncertainties described in the registration statement on Form S-4 related to the proposed business combination, which is expected to be filed with the Securities and Exchange Commission (“SEC”). Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the DTI’s, ROC’s, and the Combined Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in ROC’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to DTI, ROC, or the Combined Company or persons acting on each of their respective behalves are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of each of DTI, ROC, and the Combined Company, including those set forth in the Risk Factors section of ROC’s registration statement and prospectus for the Company's initial public offering filed with the SEC, ROC’s Annual Report on Form 10-K for the year ended December 31, 2021 and in subsequent Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022, June 30, 2022, and September 30, 2022, in each case as filed with the SEC. DTI, ROC, and the Combined Company each undertake no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Financial Information; Non-GAAP Measures

This press release includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”), including, but not limited to, earnings before interest, taxes, depreciation and amortization (“EBITDA”), earnings adjusted for interest expense, net; income tax expense/(benefit), net; depreciation and amortization; intangible impairment; stock option expense; monitoring fee; reclassification from operating to other expense; other expense/(income); unrealized loss – trade securities; loss/(gain) on non-op assets; PPP loan forgiveness; and real estate sales proceeds (“Adjusted EBITDA”); EBITDA before capital expenditure (“Free Cash Flow”), and certain ratios and other metrics derived therefrom. Note that other companies may calculate these non-GAAP financial measures differently, and, therefore, such financial measures may not be directly comparable to similarly titled measures of other companies. Further, these non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing DTI’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that ROC’s, the Combined Company’s and DTI’s presentation of these measures may not be comparable to similarly titled measures used by other companies. ROC, the Combined Company, and DTI believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to DTI’s financial condition and results of operations. ROC, the Combined Company and DTI believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in DTI, and in comparing DTI’s financial measures with those of other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which items of expense and income are excluded or included in determining these non-GAAP financial measures. Please refer to the reconciliations included in this press release of these non-GAAP financial measures to what DTI believes are the most directly comparable measure evaluated in accordance with GAAP. This press release also includes certain projections of non-GAAP financial measures. DTI does not provide reconciliations of EBITDA, Free Cash Flow, Adjusted EBITDA or EBITDA margin (the result obtained from dividing EBITDA by revenue) to net income on a forward-looking basis because DTI is unable to forecast the amount or significance of certain items required to develop meaningful comparable GAAP financial measures without unreasonable efforts. These items include gains or losses on sale or consolidation transactions, accelerated depreciation, impairment charges, gains or losses on retirement of debt, variations in effective tax rate and fluctuations in net working capital, which are difficult to predict and estimate and are primarily dependent on future events, but which are excluded from DTI’s calculations of EBITDA, Free Cash Flow, Adjusted EBITDA and EBITDA margin. Certain monetary amounts, percentages and other figures included in this press release have been subject to rounding adjustments. We expect the variability of these items could have a significant impact on our reported GAAP financial results.

Certain other amounts that appear in this press release may not sum due to rounding. In connection with the contemplated filing by ROC of a proxy statement / prospectus on Form S-4 with respect to the proposed business combination, and in the course of the review by the SEC of such proxy statement / prospectus, ROC may make changes to the information presented in this press release, including, without limitation, the description of DTI’s business and the financial information and other data (including the prospective financial information and other data) included in this press release. Comments by the SEC on information in the proxy statement / prospectus may require modification or reformulation of the information we present in this press release, and any such modification or reformulation could be significant. In particular, we note that the SEC has adopted certain rules regarding the use of EBITDA and other financial measures that do not comply with GAAP in the United States, which rules will be applicable to the proxy statement / prospectus expected to be filed with respect to the proposed business combination.

The following table presents a reconciliation of forecasted Adjusted EBITDA to forecasted net income for the years ended December 31, 2022 and December 31, 2023:

Use of Projections

This press release contains projected financial information with respect to DTI. Such projected financial information constitutes forward-looking information, is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. Further, illustrative presentations are not necessarily based on management’s projections, estimates, expectations or targets but are presented for illustrative purposes only. DTI’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this press release, and, accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this press release. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See “Forward-Looking Statements” above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this press release, and the inclusion of such information in this press release is not intended, and should not be regarded, as a representation by any person that the results reflected in such forecasts will be achieved. Further, the metrics referenced in this press release regarding select aspects of DTI’s operations were selected by ROC and DTI on a subjective basis. Such metrics are provided solely for illustrative purposes to demonstrate elements of DTI’s business, are incomplete and are not necessarily indicative of DTI’s performance or future performance or overall operations. There can be no assurance that historical trends will continue. Any investment in the business combination entails a high degree of risk. No assurance can be given that investors will receive a return on their capital, and investors could lose part or all of their investment.

Important Information About the Business Combination and Where to Find It

ROC intends to file a registration statement on Form S-4 with the SEC, which will include a proxy statement/prospectus, that will be both the proxy statement to be distributed to ROC’s stockholders in connection with its solicitation of proxies for the vote by ROC’s stockholders with respect to the business combination and other matters as may be described in the registration statement, as well as the prospectus, and relating to the offer and sale of the securities to be issued in the business combination. After the registration statement is declared effective, ROC will mail a definitive proxy statement/prospectus and other relevant documents to its stockholders. This press release does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. ROC’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus included in the registration statement and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed business combination, as these materials will contain important information about DTI, ROC and the business combination.

When available, the definitive proxy statement/prospectus and other relevant materials for the proposed business combination will be mailed to stockholders of ROC as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to ROC’s secretary at 16400 Dallas Parkway, Dallas, TX 75248, (972) 392-6180.

Participants in the Solicitation

ROC and its directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of ROC’s stockholders in connection with the business combination. Investors and security holders may obtain more detailed information regarding the names and interests in the business combination of ROC’s directors and officers in ROC’s filings with the SEC, including ROC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on March 24, 2022, and such information and names of DTI’s directors and executive officers will also be in the Registration Statement on Form S-4 to be filed with the SEC by ROC, which will include the proxy statement/prospectus of ROC for the business combination. Stockholders can obtain copies of ROC’s filings with the SEC, without charge, at the SEC’s website at www.sec.gov. DTI and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of ROC in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement/prospectus for the business combination when available.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This press release also shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Contacts:

Investor Relations – Drilling Tools

Sioban Hickie, ICR, Inc.

DrillingToolsIR@icrinc.com

Public Relations, Media – Drilling Tools

DrillingToolsPR@icrinc.com

Source: ROC Energy Acquisition Corp.